CUFUND
                                  ========




--------------------------------------------------------------------------------
                          SHORT-TERM MATURITY PORTFOLIO
                                        (Bullet)
                            ADJUSTABLE RATE PORTFOLIO
--------------------------------------------------------------------------------




                                  ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                    5/31/97











   THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.










                    SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                     CUFUND
                        THE CREDIT UNION FAMILY OF FUNDS


To Our Shareholders:

CUFUND, The Credit Union Family of Funds, has been serving natural person credit union investment needs since its inception in June, 1992. During this period, the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio (the Portfolios) have given credit unions an excellent investment option.

CUFUND remains unique in the mutual fund industry as it is the only mutual fund to be advised by a credit union, Southwest Corporate Federal Credit Union. As a result, CUFUND is uniquely positioned to respond to the concerns and changes of natural person credit unions, as well as the continually changing regulatory environment. As the regulatory environment becomes more complex, we believe that the flexibility and investment expertise inherent to the Portfolios of CUFUND will allow credit unions to continue to take advantage of all types of securities available to them in one easy package.

CUFUND has maintained a strong performance record since its inception. Over the past five years it has been our pleasure, Southwest Corporate Federal Credit Union, the adviser, SEI Fund Resources, the administrator and SEI Investments Distribution Co., the distributor, to offer CUFUND. We thank you for your support and participation in CUFUND.

Sincerely,

[SIG Omitted]


David G. Lee
President

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

SHORT-TERM MATURITY PORTFOLIO -- JAMES DYKSTAL, ADVISER
                                 SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                                 MAY 31, 1997


The investment objective of the Short-Term Maturity Portfolio (the "Portfolio") is to seek a high level of income consistent with safety of capital. The primary investment strategy undertaken by the Adviser of the Portfolio is a modified "buy and hold" strategy. The assets of the Portfolio were distributed between U.S. Agency and various Mortgage-Backed Securities (MBS). Usually, the securities in the Portfolio maintain an average-weighted maturity of three years or less.

During 1996, the economy slowed in the 2nd and 3rd quarter and as a result interest rates rallied. Then in the 1st quarter of 1997, the economy grew rapidly at an annual pace of 5.90%. The Federal Open Market Committee (FOMC) increased the target rate on loans to depository institutions (the "Fed Funds rate") from 5.25% to 5.50% on March 20, 1997, in response to a faster economy. Interest rates increased early in the year but have since rallied as inflation fears subsided in May 1997. For example, the two year Treasury yield fell to 6.21% on May 31, 1997 from 6.24% on May 31, 1996.

In response to this uncertainty with the FOMC and the possibility of increasing interest rates in the 1st quarter, the Adviser shortened duration slightly to position for higher rates. At May 31, 1997, the duration of the portfolio was
0.90 years. At month-end, approximately 76% of the Portfolio was in MBS and 24% of the Portfolio was in short-term securities or cash equivalents.

The Net Asset Value (NAV) of the Portfolio was $9.80 on May 31, 1997, down from $9.96 on May 31, 1996, reflective of the change in interest rates. The 30 day yield increased to 5.37% on May 31, 1997, up from 5.23% on May 31, 1996, again reflecting the change in interest rates. The Adviser will maintain a neutral strategy, focusing on maintaining a stable NAV to take advantage of the current interest rate environment when opportunities arise.


CUFUND Short-Term Maturity Portfolio
Shown immediately following the Adviser's Discussion of Fund
Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $100,000 as compared with the growth of a hypothetical investment of $100,000 in the 1 Year Constant Maturity Treasury Index and Lipper Short U.S. Government Funds Average.



Period Ended         Growth of $100,000           Growth of $100,000            Growth of $100,000
                   Invested in the CUFund      Invested in the 1 Year     Invested in the Lipper Short
                      Short-Term Maturity          Constant Maturity           U.S. Government Funds
                         Portfolio                   Treasury Index                  Average Index

June-92                   $100,000                     $100,000                      $100,000
May-93                    $104,078                     $103,222                      $105,100
May-94                    $104,317                     $107,268                      $106,193
May-95                    $111,536                     $113,050                      $113,032
May-96                    $117,927                     $119,396                      $118,254
May-97                    $124,885                     $126,401                      $125,456

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

ADJUSTABLE RATE PORTFOLIO -- MAURICE KERINS III, ADVISER
                             SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                             MAY 31, 1997


The investment objective of the Adjustable Rate Portfolio (the "Portfolio") is to seek a high level of income while maintaining principal stability. The primary investment strategy undertaken by the Adviser to maintain stability has been to concentrate on securities whose interest rates reset monthly and semi-annually, based upon the one-month and six-month London Interbank Offered Rate (LIBOR) for U.S. dollar deposits and certificates of deposit (CD) indices, or the one year Constant Maturity Treasury (CMT) index.

At May 31, 1997 approximately 43% of the fund was in one-month LIBOR floating rate securities; 27% was in six-month CD or LIBOR securities; 17% was in one year CMT securities; 12% in cash, cash equivalents, or short average life fixed CMOs; and 1% in Eleventh District Cost of Funds Index (COFI) securities. Compared with the start of the fiscal period, the percentages of one-month and six-month securities were lower as a result of principal paydowns, with an increase in CMT securities representing several purchases of securities based on this index.

At May 31, 1997 the effective duration of the Portfolio was 0.66, up from May 31, 1996 when it closed at 0.41. The Adviser expects to utilize forward cash flows to maintain current effective duration levels when market levels for CMT and LIBOR based securities warrant.

The Net Asset Value (NAV) of the Portfolio increased to $10.01 on May 31, 1997 from $9.96 on May 31, 1996. The 30 day yield on the Portfolio decreased to 5.55% on May 31, 1997 from 5.72% on May 31,1996.


CUFUND  Adjustable  Rate  Portfolio
Shown immediately following the Adviser's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $100,000 as compared with the growth of a hypothetical investment of $100,000 in the 1 Month Libor Index and Lipper Adjustable Rates Funds Average.




Period Ended         Growth of $100,000           Growth of $100,000            Growth of $100,000
                   Invested in the CUFund      Invested in the 1 Month       Invested in the Lipper
                                                      Libor Index            Adjustable-Rate Mortgage
                                                                                   Funds Average

June-92                   $100,000                     $100,000                      $100,000
May-93                    $103,906                     $103,110                      $103,958
May-94                    $107,221                     $106,739                      $105,496
May-95                    $112,850                     $113,112                      $106,361
May-96                    $119,948                     $119,740                      $109,191
May-97                    $127,577                     $126,530                      $116,288

STATEMENT OF NET ASSETS                                                  CUFUND

May 31, 1997



SHORT-TERM MATURITY PORTFOLIO
--------------------------------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
--------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (43.7%)
   FHLMC Class # 1490 PE CMO
     5.750%, 07/15/06                 $1,000   $    986
   FHLMC Class # 1640 F CMO
     6.150%, 10/15/07 (A)                338        337
   FHLMC Class # 1543 TC CMO
     5.400%, 06/15/13                    318        318
   FHLMC Class # 1611 D CMO
     5.250%, 01/15/16                  1,000        991
   FHLMC Class # 1671 D CMO
     5.750%, 11/15/16                  1,000        994
   FHLMC Class # 1481 E CMO
     6.200%, 11/15/16                  1,000        992
   FHLMC Class # 1650 D CMO
     5.400%, 04/15/24                  1,000        989
   FNMA Class # 93-11 C CMO
     5.750%, 04/25/02                     53         53
   FNMA Class # 92-155 E CMO
     6.700%, 08/25/04                  2,000      2,003
   FNMA Class # 92-175 PE CMO
     6.500%, 10/25/04                  1,250      1,248
   FNMA Class # 93-207 B CMO
     4.850%, 06/25/10                    427        426
   FNMA Class # 93-20 C CMO
     5.700%, 08/25/12                    408        407
   FNMA Class # 92-132 PE CMO
     7.250%, 07/25/15                    305        305
   FNMA Class # 93-203 PD CMO
     5.250%, 08/25/15                  1,000        990
   FNMA Class # 94-76 C CMO
     5.000%, 12/25/17                    911        905
   GNMA Class # 94-1 PC CMO
     7.250%, 12/16/16                  1,000      1,009
                                               --------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $13,007)                              12,953
                                               --------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (32.1%)
   Countrywide Mortgage Securities
     Class # 94-D A1 CMO
     6.225%, 03/25/24 (A)                556        555
   First Boston Mortgage Securities
     Class # 93-5 A13 CMO
     7.300%, 10/25/97                     22         23
   General Electric Mortgage Services
     Class # 94-7 A4 CMO
     5.500%, 02/25/09                  1,004        993
   General Electric Mortgage Services
     Class # 94-13 A1 CMO
     6.500%, 04/25/24                  1,143      1,135

--------------------------------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
--------------------------------------------------------------------------------
   Prudential Home Mortgage
     Securities Class # 93-43 A1 CMO
     5.400%, 10/25/23                $   808  $     797
   Prudential Home Mortgage
     Securities Class # 93-57
     A2 CMO
     5.500%, 12/25/23                  1,486      1,478
   Prudential Home Mortgage
     Securities Class # 93-54
     A21 CMO
     5.500%, 01/25/24                  3,000      2,937
   Residential Funding Mortgage
     Securities I Class # 93-S40
     A1 CMO
     6.088%, 11/25/23 (A)                859        851
   Residential Funding Mortgage
     Securities I Class # 93-S45
     A3 CMO
     6.750%, 12/25/23                    755        756
                                               --------
Total Non-Agency Mortgage-
     Backed Obligations
     (Cost $9,634)                                9,525
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (24.2%)
   FAMC
     5.553%*, 06/02/97                 6,540      6,537
   FHLMC
     5.462%*, 06/04/97                   200        200
     5.462%*, 06/05/97                   450        450
                                               --------
Total U.S. Government Agency
     Obligations
     (Cost $7,189)                                7,187
                                               --------

CASH EQUIVALENT (0.1%)
   SEI Daily Income Trust
     Treasury Fund                        33         33
                                               --------
Total Cash Equivalent
     (Cost $33)                                      33
                                               --------
TOTAL INVESTMENTS (100.1%)
     (Cost $29,863)                              29,698
                                               --------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)           (30)
                                               --------

STATEMENT OF NET ASSETS                                                CUFUND

May 31, 1997



SHORT-TERM MATURITY PORTFOLIO (concluded)
--------------------------------------------------------------------------------
                                                Value
Description                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 3,026,756
     outstanding shares of
     beneficial interest                        $30,654
   Distributions in excess of net
     investment income                               (1)
   Accumulated net realized loss
     on investments                                (820)
   Net unrealized depreciation
     on investments                                (165)
                                                -------
TOTAL NET ASSETS (100.0%)                       $29,668
                                                =======
NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE                 $  9.80
                                                =======

* Effective Yield at date of purchase
CMO -- Collateralized Mortgage Obligation
FAMC -- Federal Agriculture Mortgage Corporation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1997.


The accompanying notes are an integral part of these financial statements.

STATEMENT OF NET ASSETS                                                 CUFUND

May 31, 1997



ADJUSTABLE RATE PORTFOLIO

--------------------------------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
--------------------------------------------------------------------------------


U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (59.7%)
   FHLMC Class # 1457 PD CMO
     6.500%, 07/15/02                 $  676     $  677
   FHLMC Class # 1624 D CMO
     5.400%, 06/15/04                  1,000        992
   FHLMC Class # 1512 M CMO
     5.230%, 05/15/08 (A)              2,016      1,937
   FHLMC Class # 1573 PD CMO
     5.600%, 10/15/13                  2,000      1,988
   FHLMC Class # 1671 C CMO
     5.250%, 01/15/14                  1,598      1,595
   FHLMC Class # 1611 G CMO
     6.250%, 05/15/21 (A)              5,780      5,796
   FHLMC Class # 1546 FC CMO
     6.250%, 12/15/21 (A)              6,875      6,920
   FHLMC Class # 1671 J CMO
     6.150%, 12/15/22 (A)              7,690      7,695
   FHLMC Pool # 970003
     7.180%, 01/01/23 (A)              3,565      3,592
   FHLMC Pool # 970021
     7.290%, 01/01/23 (A)              6,787      6,952
   FNMA Class # 93-170 D CMO
     5.500%, 09/25/03                  3,500      3,473
   FNMA Class # 92-28 F CMO
     6.219%, 05/25/07 (A)                991        996
   FNMA Class # G93-8 PD CMO
     5.750%, 04/25/13                  1,294      1,288
   FNMA Class # G93-15 B CMO
     5.500%, 05/25/13                  1,476      1,467
   FNMA Class # 92-112 FC CMO
     6.419%, 06/25/18 (A)             16,500     16,593
   FNMA Pool # 165655
     7.555%, 05/01/22 (A)                861        890
   FNMA Pool # 166291
     7.249%, 06/01/22 (A)              2,795      2,879
   FNMA Pool # 169164
     7.720%, 06/01/22 (A)                510        524
   FNMA Pool # 354900
     5.879%, 08/01/26 (A)              6,649      6,857
   FNMA Pool # 359751
     6.517%, 09/01/26 (A)              4,177      4,284
   FNMA Pool # 364612
     6.170%, 11/01/26 (A)              6,556      6,761
   FNMA Class # 97-20 F CMO
     5.998%, 03/25/27 (A)              4,818      4,811
                                               --------
Total U.S. Agency Mortgage-Backed
     Obligations
     ($88,673)                                   88,967
                                               --------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (36.4%)
   Citicorp Mortgage Securities
     Class # 92-9 A4 CMO
     6.600%, 04/25/21 (A)                182        183


--------------------------------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
--------------------------------------------------------------------------------

   DLJ Mortgage Acceptance
     Class # 94-Q1 1A1 CMO
     7.870%, 03/25/24 (A)             $2,220    $ 2,258
   Fund America Investors II
     Class # 93-J M CMO
     7.870%, 11/25/23 (A)              1,425      1,420
   Merrill Lynch Mortgage
     Investments Class # 91-F
     A2 CMO
     6.340%, 06/15/16 (A)              7,400      7,480
   Merrill Lynch Mortgage
     Investments Class # 92-C
     A2 CMO
     6.350%, 06/15/17 (A)              7,000      7,078
   Prudential Home Mortgage
     Securities Class # 93-5
     A7 CMO
     6.450%, 03/25/00 (A)              5,477      5,477
   Resolution Trust Class # 92-M4
     A4 CMO
     6.550%, 09/25/21 (A)              1,735      1,737
   Resolution Trust Class # 92-16
     A4 CMO
     7.560%, 08/25/22 (A)              3,731      3,783
   Resolution Trust  Class # 92-6
     B9 CMO
     6.610%, 11/25/26 (A)              1,946      1,955
   Resolution Trust  Class # 92-3
     A4 CMO
     6.300%, 09/25/30 (A)              1,358      1,358
   Ryland Mortgage Securities
     Class # 92-L6 A2 CMO
     7.720%, 05/25/22 (A)              1,026      1,030
   Ryland Mortgage Securities
     Class # 92-L9 A1B CMO
     7.800%, 07/25/22 (A)              3,744      3,775
   Ryland Mortgage Securities
     Class # 92-L9 A2 CMO
     7.800%, 07/25/22 (A)              1,114      1,123
   Salomon Brothers Mortgage
     Securities VII Class # 92-2
     A4 CMO
     7.380%, 06/25/22 (A)              2,689      2,702
   Salomon Brothers Mortgage
     Securities VII Class # 92-4
     A5 CMO
     7.400%, 09/25/22 (A)              1,838      1,857
   Salomon Brothers Mortgage
     Securities VII Class # 92-6
     A1 CMO
     7.290%, 11/25/22 (A)              2,635      2,644
   Saxon Mortgage Securities
     Class # 92-1 A2 CMO
     7.650%, 09/25/22 (A)                339        342

STATEMENT OF NET ASSETS                                                 CUFUND

May 31, 1997



ADJUSTABLE RATE PORTFOLIO (concluded)

--------------------------------------------------------------------------------
                                       Par      Value
Description                           (000)     (000)
--------------------------------------------------------------------------------

   Saxon Mortgage Securities
     Class # 92-3 A1 CMO
     7.820%, 11/25/22 (A)             $1,153   $  1,162
   Saxon Mortgage Securities
     Class # 93-1 A CMO
     7.780%, 02/25/23 (A)              2,941      2,968
   Sears Mortgage Securities
     Class # 93-3 F CMO
     6.700%, 07/25/20 (A)              1,043      1,044
   Securitized Assets Sales
     Class # 93-8 A2 CMO
     7.990%, 12/26/23 (A)              2,789      2,849
                                               --------
Total Non-Agency Mortgage-
     Backed Obligations
     (Cost $54,003)                              54,225
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.4%)
   FHLMC
     5.443%,* 06/06/97                   565        564
     5.488%,* 06/06/97                 1,140      1,139
   FNMA
     5.377%,* 06/06/97                 3,300      3,297
                                               --------
Total U.S. Government Agency Obligations
     (Cost $5,002)                                5,000
                                               --------

CASH EQUIVALENT (0.4%)
   SEI Daily Income Trust
     Treasury Fund                       552        552
                                               --------
Total Cash Equivalent
     ($552)                                         552
                                               --------
TOTAL INVESTMENTS (99.9%)
     (Cost $148,230)                            148,744
                                               --------
OTHER ASSETS AND LIABILITIES, NET (0.1%)            216
                                               --------

--------------------------------------------------------------------------------
                                                Value
Description                                     (000)
--------------------------------------------------------------------------------


NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 14,881,643 outstanding
     shares of beneficial interest             $149,141
   Distributions in excess of net
     investment income                              (37)
   Accumulated net realized loss
     on investments                                (658)
   Net unrealized appreciation
     on investments                                 514
                                               --------
TOTAL NET ASSETS (100.0%)                      $148,960
                                               ========
NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE                $  10.01
                                               ========

* Effective Yield at date of purchase
CMO -- Collateralized Mortgage Obligation
DLJ --  Donaldson, Lufkin, & Jenrette
FHLMC --  Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS                                                 CUFUND

For the year ended May 31, 1997

                                                                                        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------

                                                                             SHORT-TERM MATURITY  ADJUSTABLE RATE
                                                                                  PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Investment Income                                                                  $1,727             $9,027
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                                                            96                477
   Waiver of Investment Advisory Fees                                                 (58)              (258)
   Administrator Fees                                                                  36                178
   Custodian Fees                                                                       3                 12
   Professional Fees                                                                   14                 69
   Registration Fees                                                                    1                  2
   Insurance Fees                                                                      --                  1
   Trustee Fees                                                                         9                 46
   Printing Fees                                                                        5                 27
   Amortization of Deferred Organizational Costs                                       11                 11
   Other                                                                                2                 10
---------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                 119                575
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                               1,608              8,452
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain/(Loss) on Investments                                            (68)                16
---------------------------------------------------------------------------------------------------------------------------
   Net Unrealized Appreciation of Investments                                         211                671
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                                       143                687
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                               $1,751             $9,139
===========================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                     CUFUND



                                                                                  (IN THOUSANDS)
                                                                   ---------------------------------------------
                                                                    SHORT-TERM MATURITY      ADJUSTABLE RATE
                                                                         PORTFOLIO              PORTFOLIO
                                                                   --------------------  -----------------------
                                                                   06/01/96    06/01/95     06/01/96    06/01/95
                                                                  TO 05/31/97 TO 05/31/96  TO 05/31/97 TO 05/31/96
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                              $1,608    $ 1,792       $8,452    $ 9,330
   Net Realized Gain/(Loss) on Investments                               (68)       (32)          16        (21)
   Net Unrealized Appreciation of Investments                            211        150          671        472
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   1,751      1,910        9,139      9,781
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income                                              (1,609)    (1,790)      (8,466)    (9,334)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued                                         3,000        600        2,100      5,000
   Shares Issued in Lieu of Cash Distributions                           121        151          595        662
   Cost of Shares Redeemed                                            (4,228)    (5,288)      (8,168)   (14,496)
---------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets from Capital Share Transactions                (1,107)    (4,537)      (5,473)    (8,834)
---------------------------------------------------------------------------------------------------------------------------
        Total Decrease in Net Assets                                    (965)    (4,417)      (4,800)    (8,387)
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                30,633     35,050      153,760    162,147
---------------------------------------------------------------------------------------------------------------------------
   End of Period (1)                                                 $29,668    $30,633     $148,960   $153,760
===========================================================================================================================
Capital Share Transactions:
   Shares Issued                                                         306         62          210        502
   Shares Issued in Lieu of Cash Distributions                            12         15           60         66
   Shares Redeemed                                                      (431)      (541)        (819)    (1,451)
---------------------------------------------------------------------------------------------------------------------------
Net Capital Share Transactions                                          (113)      (464)        (549)      (883)
============================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.

(1) Including distributions in excess of net investment income (000) of $(1) and $(0) for Short-Term  Maturity  Portfolio,
    $(37) and $(23) for  Adjustable  Rate Portfolio at May 31, 1997 and May 31, 1996, respectively.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                 CUFUND



FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                    Ratio of
                                                                                                 Ratio                Net
                                                                                                 of Net              Invest-
                                                                                                 Invest-               ment
                                  Net                                                             ment    Ratio of  Income to
             Net              Realized and Dividends             Net            Net              Income   Expenses   Average   Port-
            Asset       Net    Unrealized  from Net  Capital    Asset         Assets   Ratio of    to     to Average   Net     folio
            Value      Invest-   Gains      Invest-  Gains      Value         End of   Expenses  Average  Net Assets  Assets   Turn-
          Beginning     ment   (Losses)on    ment    Distri-   End of  Total  Period  to Average  Net   (Excluding  (Excluding  over
          of Period    Income  Investments  Income   butions   Period  Return  (000)  Net Assets Assets   Waivers)   Waivers)   Rate
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
    1997    $  9.76     0.52      0.04      (0.52)     --    $  9.80   5.90%  $29,668    0.39%    5.33%      0.58%    5.14%     63%
    1996       9.73     0.52      0.03      (0.52)     --       9.76   5.73    30,633    0.38     5.27       0.61     5.04      42
    1995       9.59     0.50      0.14      (0.50)     --       9.73   6.92    35,050    0.38     5.24       0.51     5.11      53
    1994      10.00     0.41     (0.38)     (0.41)   (0.03)     9.59   0.23    41,737    0.38     4.23       0.55     4.06     148
    1993(1)   10.00     0.44      0.01      (0.45)     --      10.00   4.77    20,288    0.39     4.69       0.64     4.44     188

Adjustable Rate Portfolio
    1997    $  9.96     0.57      0.05      (0.57)     --     $10.01   6.36% $148,960    0.39%    5.66%      0.56%    5.49%     17%
    1996       9.94     0.59      0.02      (0.59)     --       9.96   6.29   153,760    0.39     5.92       0.53     5.78      23
    1995       9.96     0.53     (0.02)     (0.53)     --       9.94   5.25   162,147    0.38     5.34       0.51     5.21       4
    1994      10.02     0.37     (0.06)     (0.37)     --       9.96   3.19   183,486    0.38     3.70       0.51     3.57      67
    1993(1)   10.00     0.38      0.02      (0.38)     --      10.02   4.22   172,593    0.39     3.94       0.55     3.78      71
====================================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.

(1)The Short-Term Maturity Portfolio and Adjustable Rate Portfolio commenced operations on June 15, 1992. Ratios and total returns for this period have been annualized.



 The  accompanying  notes are an  integral  part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                            CUFUND

May 31, 1997

1. Organization:
CUFUND (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated November 22, 1991 and had no operations through June 14, 1992 other than those related to organizational matters and the sale of initial shares of beneficial interest to SEI Fund Resources (the
"Administrator") on January 16, 1992.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with two portfolios: the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio (the "Portfolios"). The Trust's prospectus provides a description of each Portfolio's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    SECURITIES VALUATION--Investment securities of the Portfolios which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available or obtainable are valued at fair value using methods determined in good faith by the Board of Trustees.

    SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Gains and losses realized on sales of securities are determined on a first-in first-out (FIFO) basis. Interest income and expenses are recognized on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of each security and recorded as interest income using a method which approximates the effective interest method.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income for each Portfolio are declared daily and paid monthly on the first business day. Any net realized capital gains will be distributed at least annually.

    FEDERAL INCOME TAXES--The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

    ORGANIZATION COSTS--The Trust incurred organization costs in connection with its start-up. These costs have been deferred in the accounts of the Portfolios and are being amortized on a straight-line basis over a period of sixty months commencing with operations. In the event that any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

NOTES TO FINANCIAL STATEMENTS (Continued)                               CUFUND

May 31, 1997


    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    OTHER--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

3. Administrative and Distribution Agreements:

The Trust and the Administrator are parties to an administrative agreement dated May 1, 1992, under which the Administrator provides services for a fee that is computed daily and payable monthly, at an annual rate which is the greater of .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million, or $214,000. Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the shares of the Trust. No compensation is paid to the Distributor for distribution services.

4. Investment Advisory and Custodian Agreements:

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") are parties to an investment advisory agreement dated May 1, 1992, under which the Adviser receives an annual fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

The Trust and CoreStates Bank, N.A. (the "Custodian") are parties to a custodial agreement dated May 1, 1992 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Portfolios.

5. Investment Transactions:

For the year ended May 31, 1997, purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows (000):

                U.S. GOVERNMENT    OTHER INVESTMENT
                  SECURITIES          SECURITIES
              -----------------  ---------------------
               PURCHASES  SALES   PURCHASES     SALES
              --------- -------  ----------- ---------
Short-Term
   Maturity
   Portfolio   $12,659  $17,658    $1,356    $  2,448
Adjustable
   Rate
   Portfolio   $19,094  $19,675        $0    $ 15,411

The total cost of securities held for federal income tax purposes at May 31, 1997 for the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio was not materially different from amounts reported for financial reporting purposes. The Short-Term Maturity Portfolio had net unrealized depreciation of ($164,438),which was composed of gross unrealized appreciation of $5,229 and gross unrealized depreciation of ($169,667) for tax purposes. The Adjustable Rate Portfolio had net unrealized appreciation of $514,124, which was composed of gross unrealized appreciation of $694,303 and gross unrealized depreciation of($180,179) for tax purposes.

NOTES TO FINANCIAL STATEMENTS (Concluded)                                CUFUND

May 31, 1997

6. Capital Loss Carryforwards:

The capital loss carryforwards at May 31, 1997 for federal income tax purposes are as follows:

                                        EXPIRATION
                           AMOUNT          DATE
                          --------       --------
Short-Term
   Maturity Portfolio     $383,533         2003
                           337,054         2004
                            32,759         2005
Adjustable Rate
   Portfolio              $  4,605         2001
                            10,425         2002
                           558,430         2003
                            37,771         2004
                            46,794         2005

Subsequent to October 31, 1996 the Short-Term Maturity Portfolio recognized net capital losses of $66,908 that have been deferred to 1997 for tax purposes. The capital loss carryforwards and post October 31, 1996 deferred losses can be used to offset future net realized gains.

7. Variable Rate Financial Instruments:

The Adjustable Rate Portfolio's investment policies include investing, under normal circumstances, at least 65% of its assets in adjustable rate mortgage securities or other adjustable rate securities that have interest rates that reset at periodic intervals. Such securities may experience less price volatility due to changes in market interest rates than other debt securities. These investments include securities subject to interest rate caps as well as certain securities that adjust based upon an index whose movements may not correlate directly with market movements. Both of these items may influence the pricing of the security. As with other securities, the market values are adjusted on a daily basis.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of CUFUND:

We have audited the accompanying statements of net assets of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND (the "Trust") as of May 31, 1997, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND as of May 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Philadelphia, PA
July 2, 1997

NOTICE TO SHAREHOLDERS

(Unaudited)



For Taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CUFUND Shareholders:

For the fiscal year ended May 31, 1997, each Portfolio is designating long term capital gains, qualifying dividends and exempt income with regard to distributions paid during the fiscal year as follows:


                                            (A)            (B)
                                         LONG TERM      ORDINARY         (C)                      (E)
                                       CAPITAL GAINS     INCOME         TOTAL         (D)         TAX        (F)
                                       DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS QUALIFYING    EXEMPT     FOREIGN
             PORTFOLIO                  (TAX BASIS)    (TAX BASIS)   (TAX BASIS) DIVIDENDS(1)  INTEREST  TAX CREDIT
             ---------                  ------------  -----------   ------------ -----------  ------------------------
Adjustable Rate                             0%            100%          100%          0%          0%         0%
Short-Term Maturity                         0%            100%          100%          0%          0%         0%
------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the Portfolio's total distributions.
 ** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the Portfolio.

Please consult your tax adviser for proper treatment of this information.

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                         7920 Belt Line Road, Suite 1100
                                Dallas, TX 75240



                                  ADMINISTRATOR
                               SEI Fund Resources
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                           Philadelphia, PA 19103-6993



                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499


CUF-F-010-01